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                                    Exhibit 23 (b)

                           Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statements (Form S-3 No. 333-20371, Form S-3 No. 333-50423 and Form S-3 Amendment 1 No. 333-53353) of Magellan Health Services, Inc. of our report dated February 22, 2001, with respect to the financial statements of Choice Behavioral Health Partnership included in this Annual Report (Form 10-K/A) for the year ended December 31, 2000.

                                           Ernst & Young LLP

Jacksonville, Florida
March 23, 2001